                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                             THE SINGAPORE FUND, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)     Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)     Filing Party:

          ----------------------------------------------------------------------
     (4)     Date Filed:

          ----------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (201) 915-3650


                                                                     May 4, 2001


Dear Stockholders:

    The Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Wednesday, June 6, 2001, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy(s) are enclosed.

    At the Annual Meetings, each Fund's stockholders will elect Directors of the Funds. Also, the stockholders of The Thai Capital Fund will consider the approval of a new Investment Contract between The Thai Capital Fund and SCB Asset Management Co., Ltd. In addition, the stockholders who will be present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                  Respectfully,

                                  /s/ MASAYASU OHI

                                  Masayasu Ohi
                                  CHAIRMAN OF THE BOARD OF THE THAI CAPITAL FUND AND
                                  THE SINGAPORE FUND

                                  /s/ HIDEAKI MATSUURA

                                  Hideaki Matsuura
                                  CHAIRMAN OF THE BOARD OF THE JAPAN EQUITY FUND

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                            ------------------------

                 NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS

                                  JUNE 6, 2001

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.,
The Singapore Fund, Inc. and
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a Fund, and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 6, 2001, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, for the following purposes:

    1. To elect Directors of each Fund.

    2. With respect to The Thai Capital Fund only, to approve or reject a new Investment Contract between The Thai Capital Fund and SCB Asset Management Co., Ltd., as investment manager of The Thai Capital Fund.

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Each Fund's Board of Directors has fixed the close of business on March 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

    You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Judy Runrun Tu
                                            SECRETARY

May 4, 2001

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                            ------------------------
                             JOINT PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC., THE SINGAPORE FUND, INC. and THE JAPAN EQUITY FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 6, 2001, at
10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York Time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, and at any adjournments thereof.


    This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about May 4, 2001. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for a Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.


    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE RESPECTIVE FUND, C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING (201) 915-3650.

    The Board of Directors of each Fund has fixed the close of business on March 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Thai Capital Fund had outstanding 6,278,588 shares of common stock, The Singapore Fund had outstanding 9,200,840 shares of common stock and The Japan Equity Fund had outstanding 10,815,688 shares of common stock.

    Management of each Fund knows of no business other than that mentioned in
Item 1 and, in the case of The Thai Capital Fund only, Item 2 of the Notice of Meetings which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    EACH FUND'S BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEM 1 AND, IN THE CASE OF THE THAI CAPITAL FUND ONLY,
ITEM 2 OF THE NOTICE OF MEETINGS.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as directors of such Fund listed below:

                           FOR THE THAI CAPITAL FUND

                                    CLASS I
                             ---------------------
                                David G. Harmer
                                Martin J. Gruber

                             FOR THE SINGAPORE FUND

                                    CLASS I
                             ---------------------
                                David G. Harmer
                                Oren G. Shaffer

                                    CLASS II
                             ---------------------
                                Martin J. Gruber

                           FOR THE JAPAN EQUITY FUND

                                    CLASS II
                             ---------------------
                                David G. Harmer
                                Oren G. Shaffer

                                   CLASS III
                             ---------------------
                                Alfred C. Morley

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2004 for Class I Directors of The Thai Capital Fund, in the year 2004 for Class I Directors and 2002 for Class II Directors of The Singapore Fund, and in the year 2004 for Class II Directors and 2002 for Class III Directors of The Japan Equity Fund, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by each Fund's Board of Directors to replace any such nominee. The election of each nominee as a director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions and broker nonvotes will not be counted as votes cast at the Meetings.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of one or more of the Funds, as well as the other current directors of the Funds. Each of the nominees has consented to be named in this Joint Proxy Statement and to serve as a director of each of the Funds if elected. In the table, The Thai Capital Fund is sometimes abbreviated with the initials "TC", The Singapore Fund is sometimes abbreviated with the initials "SGF" and The Japan Equity Fund is sometimes abbreviated with the initials "JEQ."

                                               PRESENT OFFICE WITH THE FUND, IF ANY,
                                                        PRINCIPAL OCCUPATION                                   SHARES
                                                     OR EMPLOYMENT DURING PAST                              BENEFICIALLY
                                                           FIVE YEARS AND                                     OWNED ON     PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   MARCH 16,       OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE      2001(+)       CLASS
----------------------------------  ------------------------------------------------------------  --------  ------------  ---------
NOMINEES
     Martin J. Gruber (63)          Professor of Finance, Leonard N. Stern School of Business,      TC:         TC:          **
     229 South Irving Street        New York University, since 1965; Director, SG Cowen            2000        3,000
     Ridgewood, NJ 07450            Income & Growth Fund, Inc., since 1986; Director, SG Cowen     SGF:         SGF:
                                    Opportunity Fund, since 1987; Director, SG Cowen Standby       2000        2,000
                                    Reserve Fund Inc., since 1985; Director, SG Cowen Standby      JEQ:         JEQ:
                                    Tax Exempt Reserve Fund Inc., since 1986; Trustee, Deutsche    1992        5,321
                                    Asset Management BT Family of Funds, since 1992; Trustee,
                                    C.R.E.F., since 2001; Trustee, T.I.A.A., from 1996 to 2000.

     David G. Harmer (58)           President, Jetway Systems, a division of FMC Corporation,       TC:         TC:          **
     1805 West -- 2550 South        since January 1997; Vice President and Chief Financial         2000         None
     Ogden, UT 84401                Officer, Armco Inc., from April 1993 to December 1996; Vice    SGF:         SGF:
                                    President and Corporate Controller, FMC Corporation, from      1996        1,000
                                    1987 to 1993.                                                  JEQ:         JEQ:
                                                                                                   1997        1,000
     Alfred C. Morley (74)          Member of Council of Advisors of Aegis Portfolio Managers,      TC:         TC:          **
     1129 Marion Drive              since 2000; Financial Consultant, since 1991; Senior           1990        4,673
     Charlottesville, VA 22903      Director, Old Dominion Capital Management, since 1991;         SGF:         SGF:
                                    President, Institute of Chartered Financial Analysts, from     1990        5,103
                                    1984 to 1990; Senior Adviser, Institute of Chartered           JEQ:         JEQ:
                                    Financial Analysts, 1991; President, Association for           2000         800
                                    Investment Management and Research, 1990; Senior Adviser,
                                    Association for Investment Management and Research, 1991.

     Oren G. Shaffer (57)           Executive Vice President and Chief Financial Officer of         TC:         TC:       **
     30 S. Wacker Drive             Ameritech Corporation, from 1994 to 2000; President and        2000         None
     38(th) Floor                   Director of Virgocap Inc., from 1992 to 1994; Executive Vice   SGF:         SGF:
     Chicago, IL 60606              President, Chief Financial Officer and Director, The           1997        3,000
                                    Goodyear Tire and Rubber Company, from 1984 to 1992:           JEQ:         JEQ:
                                    Director, Sunshine Mining since 1992; Director, Hygenic        2000         None
                                    Corporation since 1993.

                                               PRESENT OFFICE WITH THE FUND, IF ANY,
                                                        PRINCIPAL OCCUPATION                                   SHARES
                                                     OR EMPLOYMENT DURING PAST                              BENEFICIALLY
                                                           FIVE YEARS AND                                     OWNED ON     PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   MARCH 16,       OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE      2001(+)       CLASS
----------------------------------  ------------------------------------------------------------  --------  ------------  ---------
OTHER CURRENT DIRECTORS

     Austin C. Dowling (69)         Retired.                                                        TC:         TC:          **
     1002 E Long Beach Boulevard                                                                   1990        1,250
     North Beach, NJ 08008                                                                         SGF:         SGF:
                                                                                                   2000         500
                                                                                                   JEQ:         JEQ:
                                                                                                   1992        3,000
*    Harry M. Markowitz (72)        President of Harry Markowitz Company since 1984; President     JEQ:         JEQ:         **
     1010 Turquoise Street          of JEQ, from 1992 to 1999; Director of Research, Global        1992        1,779
     Suite 245                      Portfolio Research Department, Daiwa Securities Trust
     San Diego, CA 92109            Company, from 1992 to 1999; Marvin Speiser Distinguished
                                    Professor of Finance and Economics, Baruch College, City
                                    University of New York, from 1982 to 1993.

*    Hideaki Matsuura (52)          Chairman of the Board of JEQ; President and Chairman, Daiwa    JEQ:         JEQ:         **
     One Evertrust Plaza            Securities Trust Company, since July 1997; Director, Daiwa     1997        1,000
     Jersey City, NJ 07302          Securities (H.K.) Ltd., from September 1995 to June 1997;
                                    General Manager, Daiwa Securities Co. Ltd., from August 1994 to August 1995; Executive Vice President, Daiwa Securities
                                    America, Inc., from April 1988 to August 1994.

*    Masayasu Ohi (52)              Chairman of the Board of SGF and TC, since 1998; Chairman       TC:         TC:          --
     Financial Square               and Chief Executive Officer, Daiwa Securities America Inc.,    1998         None
     32 Old Slip, 14(th) Floor      since 1998; Executive Officer, Daiwa Securities Group Inc.,    SGF:         SGF:
     New York, NY 10005             since 1999; Director, Daiwa Securities Co. Ltd., from 1998     1998         None
                                    to 1999; Joint Chief Executive of Daiwa Europe Limited, from
                                    1997 to 1998; President of Daiwa Europe Limited, London,
                                    from 1994 to 1997.

     Virabongsa Ramangkura (58)     Chairman, Bangkok Expressway Public Co., Ltd., since 1993;      TC:         TC:          --
     122 Soon Hua Seng Building     Chairman of the Executive Board, Advance Agro Public Co.,      1992         None
     M Floor, North Sathorn Road    Ltd., since 1994; Director, Preccha Group Public Co., Ltd.;
     Bangrak, Bangkok, 10500        Member, The
     Thailand

                                               PRESENT OFFICE WITH THE FUND, IF ANY,
                                                        PRINCIPAL OCCUPATION                                   SHARES
                                                     OR EMPLOYMENT DURING PAST                              BENEFICIALLY
                                                           FIVE YEARS AND                                     OWNED ON     PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   MARCH 16,       OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE      2001(+)       CLASS
----------------------------------  ------------------------------------------------------------  --------  ------------  ---------
                                    Thailand Development Research Institute and The Council of
                                    Trustees; Ex-chairman, Economic Board, National Research
                                    Bureau from 1996 to 1997; Director, from 1996 to 1997,
                                    Bangkok Airways Co., Ltd.; Formerly: Member of the Thai
                                    Senate; Advisor, Orach (Thailand); Advisor, GE Capital
                                    (Thailand); Director, Country Property, Plc.; Director,
                                    Assets Insurance Co. Ltd.; Director, Imperial Hotel Family
                                    Plc.

--------------------------
 + The information as to beneficial ownership is based on statements furnished to the Funds by the directors.

 * Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Ohi is deemed an interested person of each Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (HK) Ltd. for Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund. Mr. Matsuura and Dr. Markowitz are interested persons because of their present or past affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company). The former investment adviser is an affiliate of The Japan Equity Fund's current investment manager and investment adviser.

**  Represented less than 1% of the outstanding shares at March 16, 2001.

    The Singapore Fund's Board of Directors held four regular meetings during its fiscal year ended October 31, 2000, The Thai Capital Fund held four regular meetings and one special meeting during its fiscal year ended December 31, 2000 and The Japan Equity Fund held four regular meetings during its fiscal year ended October 31, 2000. All current Directors attended at least seventy-five percent of the aggregate number of meetings of their respective Board of Directors, except for Dr. Virabongsa and Mr. Shaffer.


    Each Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Annex A. The current members of The Singapore Fund's, The Thai Capital Fund's and The Japan Equity Fund's Audit Committee are Messrs. Shaffer, Harmer, Morley, Dowling and Gruber. Each Fund's Audit Committee met twice during its respective fiscal year. All of the incumbent members of the Audit Committees attended all of the meetings held during the fiscal year, except for Mr. Shaffer. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's auditors, is set forth on pages 10-11 of this Joint Proxy Statement. None of the Funds has a compensation or a nominating committee.


    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Each Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUNDS

    Shunsuke Ichijo (age 49) has been President of The Japan Equity Fund since February 2000.

    John J. O'Keefe (age 42) has been Vice President and Treasurer of the Funds since June 2000; Vice President of the Fund Accounting Department of Daiwa Securities Trust Company since June 2000; Assistant Controller for Reserve Management Corporation from September 1999 to June 2000; Accounting Manager for Prudential Investments from January 1998 to September 1999; and Assistant Vice President of Daiwa Securities Trust Company from July 1990 to January 1998.

    Judy Runrun Tu (age 35) has been Secretary of the Funds since April 2000; Vice President of DSTC since March 2000; Assistant Vice President of DSTC since March 1998; Assistant Secretary of the Funds from 1999 to 2000; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; and Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.

    Laurence E. Cranch (age 54), has been Assistant Secretary of the Funds since July 1992 and has been a partner in the law firm of Clifford Chance Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $33,306 during the fiscal year ended October 31, 2000 for The Singapore Fund, $33,469 for the fiscal year ended December 31, 2000 for The Thai Capital Fund and $38,967 for the fiscal year ended October 31, 2000 for The Japan Equity Fund. Each such non-affiliated director currently receives fees, paid by each Fund, of $448 for The Thai Capital Fund, $526 for The Singapore Fund and $526 for The Japan Equity Fund for each directors' meeting attended in person or by telephone, $358 for The Thai Capital Fund, $421 for The Singapore Fund and $421 for The Japan Equity Fund for each audit committee meeting attended in person or by telephone and an annual fee of $2,985 for The Thai Capital Fund, $3,508 for The Singapore Fund and $3,508 for The Japan Equity Fund. The officers and interested directors of each Fund received no compensation from the Funds.

    Daiwa Securities Trust Company ("DSTC"), which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

    Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its directors during each Fund's fiscal year ended, as well as the total fee compensation paid to each incumbent director of the Funds by such Fund and by other investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (HK) Ltd., Thai Farmers Asset Management Co., Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

                                                                                          TOTAL
                                                     AGGREGATE                         COMPENSATION
                                   AGGREGATE       COMPENSATION       AGGREGATE       FROM FUND AND
                                 COMPENSATION        FROM THE        COMPENSATION      FUND COMPLEX
                                 FROM THE THAI       SINGAPORE      FROM THE JAPAN       PAID TO
       NAME OF DIRECTOR          CAPITAL FUND          FUND          EQUITY FUND        DIRECTORS
------------------------------  ---------------   ---------------   --------------   ----------------
Austin C. Dowling                       6,279              4,981        7,081                  18,341
Martin J. Gruber                        5,131              4,981        7,081                  25,193
Robert F. Gurnee*                       3,336              2,572        4,672                  10,580
David G. Harmer                         4,684              7,081        7,081                  18,846
Harry M. Markowitz+                         0                  0        4,560                   4,560
Hideaki Matsuura+                           0                  0            0                       0
Alfred C. Morley                        6,279              7,081        4,981                  18,341
Masayasu Ohi+                               0                  0            0                       0
Virabongsa Ramangkura+                  4,327                  0            0                   4,327
Oren G. Shaffer                         3,431              5,608        3,508                  20,547


--------------------------
 * Robert F. Gurnee served as a Director of the Funds until he passed away in July 2000.

 +  "Interested person" of the Funds within the meaning of the 1940 Act.

                  (2)APPROVAL OF A NEW INVESTMENT CONTRACT --
                         FOR THE THAI CAPITAL FUND ONLY

TERMINATION OF ORIGINAL INVESTMENT CONTRACT; APPROVAL OF NEW INVESTMENT CONTRACT


    Commencing in the fall of 2000, the Board of Directors of the Thai Capital Fund conducted a review of the Fund's investment management arrangements following notification of the Fund by its current investment manager, Thai Farmers Asset Management Co., Ltd. ("TFAM"), that TFAM no longer desired to be in the business of advising U.S. registered investment companies, such as the Fund. In this connection, the Board solicited proposals from a number of investment managers in Thailand. In response, the Board received proposals from two managers, including SCB Asset Management Co., Ltd. ("SCBAM" or the "Proposed Manager"). The Board gathered further information from these investment managers and, in November 2000, representatives of the Board met with each of the investment managers under consideration. The information reviewed by the Board included information regarding the number and types of clients advised by the investment managers, including other investment funds; the amount of assets under management by the investment manager; the number of persons employed by the investment manager and information regarding the education and employment experience of the principal investment officers of the investment manager; the compliance systems and personnel of the investment manager; the affiliations of the investment manager; the performance of the investment manager; and the fees proposed to be charged by the investment manager. Based on its review of this information, at its quarterly meeting held on March 14, 2001, the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not officers of the Fund or affiliated with TFAM, SCBAM or Daiwa SB Investments
(HK) Ltd., the Fund's investment adviser (the "Disinterested Directors"), voting in person, approved the appointment of SCBAM as the Fund's investment manager to take effect as soon after SCBAM registers under the U.S. Investment Advisers Act of 1940, as amended, as is practicable, and that the Investment Contract, dated May 21, 1990 (the "Original Investment Contract") between the Fund and TFAM be terminated. Among other things, the Board chose SCBAM as the Fund's new investment manager because the Board believed that SCBAM has an experienced and qualified investment management team and has a compliance department that seems capable of properly handling compliance issues. By means of a written notice to TFAM, dated April 2, 2001, the Fund provided TFAM with written notice of the termination as investment manager of the Fund under the Original Investment Contract. It is anticipated that SCBAM will commence serving as investment manager of the Fund sometime between May 1, 2001 and June 30, 2001.


THE PROPOSED MANAGER


    SCB Asset Management Co., Ltd. is the fourth largest investment manager in Thailand, managing twenty-seven mutual funds with approximately US$250 million in assets as of December 31, 2000. SCBAM manages open-end and closed-end equity funds, fixed-income funds and balanced funds.



    SCBAM was established as a mutual fund manager in March 1992 pursuant to the Finance Business, Securities Business and Credit Foncier Business Act of Thailand. As of December 31, 2000, SCBAM's principal shareholders were as follows:


                    NAME OF SHAREHOLDERS                      PERCENTAGE OWNERSHIP
------------------------------------------------------------  --------------------
Siam Commercial Bank PCL.                                              32%
Siam Commercial New York Life Insurance PCL.                           23%
American International Assurance Co., Ltd.                             20%
National Finance PCL.                                                   7%
Bank Thai PCL.                                                          7%
Siam Industrial Credit PCL.                                             7%

    The principal address of SCBAM is Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Pathumvan, Bangkok, 10330 Thailand.

    Certain information regarding the directors and the principal executive officers of the Manager is set forth below:

                                                           PRINCIPAL OCCUPATION AND
                 NAME AND ADDRESS                         POSITION WITH THE MANAGER
---------------------------------------------------  ------------------------------------
 1. Mr. Chalit Satidthong*                                         Chairman
 2. Mr. Akamol Manasvanich*                                        Director
 3. Mr. Ekachai Chongvisal*                                        Director
 4. Mr. Sinchai Chaisiripoomkere*                                  Director
 5. Mr. Terra Phutrakul*                                       President & CEO
 6. Mr. Kengkla Ruckphaopunt*                               Senior Vice President
                                                      (Marketing & Business Development)
 7. Mr. Worathep Tantineeranat*                          Senior Vice President; Chief
                                                              Operating Officer
 8. Mr. Chukiat Titihirunjaroen*                       Deputy Chief Information Officer
 9. Mr. Sakda Manavapat*                                 Vice President (Compliance)
10. Mr. Kriangsak Lokitthajariya*                               Vice President
                                                           (Information Technology)
11. Ms. Suratana Techapoolphol*                           Vice President (Accounting
                                                              & Fund Operations)

--------------------------
* Business Address: Sindhorn Bldg., Tower 3, 23rd Floor, 130-132 Wireless Rd., Pathumwan, Bangkok, Thailand.

THE INVESTMENT CONTRACT


    The terms of the new Investment Contract between the Fund and SCBAM (the "New Investment Contract") are identical to the Fund's Original Investment Contract (the form of which is attached as Annex B), except for the replacement of TFAM as investment manager with the Proposed Manager and except for a few minor changes to the way the Investment Plan (as defined below) operates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Investment Contract. See "The New Investment Contract" below.


    The following is a summary of the Original Investment Contract and the New Investment Contract. The descriptions of the Original and New Investment Contracts are qualified by reference to Annex B.

THE ORIGINAL INVESTMENT CONTRACT


    The Original Investment Contract, dated as of May 21, 1990, was last submitted to a vote by the Fund's stockholders at the June 10, 1994 Annual Meeting of Stockholders to approve the continuance of the Investment Contract. Subsequently, on September 17, 1999, the Fund's stockholders approved TFAM as the investment manager of the Fund under the terms of the Original Investment Contract. The Fund makes its investments in Thailand indirectly through an investment plan (the "Investment Plan") established in conformity with Thai law pursuant to the Original Investment Contract.


    Under the terms of the Original Investment Contract, TFAM makes investment decisions relating to the Fund's assets held through the Investment Plan, prepares research and statistical data and supervises the purchase and sale of securities on behalf of the Fund. TFAM also supervises the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies under the direction and control of the Fund's Board of Directors. TFAM maintains records and furnishes or causes to be furnished all required records or other information for the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrator or other agents. TFAM or one of its affiliates is responsible for the compensation and expenses of those of the Fund's Directors, officers and employees who are Directors, officers or employees of TFAM or any of its affiliates, except that the Fund bears the travel expenses or an appropriate fraction thereof of officers and Directors on the Fund who are directors, officers or employees of TFAM to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    Under the terms of the Original Investment Contract, TFAM and its affiliates are permitted to provide investment advisory services to other clients, including clients who may invest in securities of Thai companies and, in providing such services, may use non-confidential information furnished by TFAM. Conversely, information furnished by others to TFAM in the course of providing services to clients other than the Fund may be useful to, and used by, TFAM in providing services to the Fund.

    The Original Investment Contract provides that TFAM is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Investment Contract related, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of TFAM in the performance if its duties, or from reckless disregard by TFAM of its obligations and duties under the Original Investment Contract.


    For its services, TFAM receives a monthly fee, payable in Thai Baht, at an annual rate of 0.60% of the Fund's assets held under the Investment Contract. For the fiscal year ended December 31, 2000, TFAM earned a fee for management and certain administrative services, including expenses, of US$90,252.


THE NEW INVESTMENT CONTRACT

    The Board of Directors of the Fund, including the Disinterested Directors, approved the succession of TFAM by SCBAM as the Fund's investment manager on March 14, 2001, subject to SCBAM's registration under the U.S. Investment Advisers Act of 1940 and recommended the New Investment Contract for approval by the stockholders of the Fund. The New Investment Contract was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Investment Contract for consideration by the stockholders of the Fund. The New Investment Contract is identical to the Original Investment Contract except for the few minor changes described above. The New Investment Contract will take effect upon SCBAM's commencing to provide services under the contract, which, as described above, is expected to occur between May 1, 2001 and June 30, 2001. Continuance of the New Investment Contract for a period beyond 120 days from its effective date is subject to stockholder approval. If so approved, the New Investment Contract will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


    The investment management fee as a percentage of new assets payable by the Fund to SCBAM will be the same under the New Investment Contract as under the Original Investment Contract.

STOCKHOLDER APPROVAL

    To become effective, the New Investment Contract must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW INVESTMENT CONTRACT.

REPORTS OF THE AUDIT COMMITTEES

    At a meeting held on March 14, 2001, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for each Fund for the fiscal year ending October 31, 2001
(December 31, 2001 for The Thai Capital Fund). The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

    Each Fund's financial statements for the fiscal year ended October 31, 2000 (December 31, 2000 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2000 (December 31, 2000 for The Thai Capital Fund) be included in the Fund's most recent annual report.

                                   Alfred C. Morley, Chairman of the Audit
                                   Committees
                                   Austin C. Dowling, Member of the Audit
                                   Committees
                                   Martin J. Gruber, Member of the Audit
                                   Committees
                                   David G. Harmer, Member of the Audit
                                   Committees
                                   Oren G. Shaffer, Member of the Audit
                                   Committees

AUDIT FEES


    The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund's financial statements for the fiscal year ended October 31, 2000 (December 31, 2000 for The Thai Capital Fund) is set forth below:


The Thai Capital Fund                                              $ 42,000
The Singapore Fund                                                 $ 50,500
The Japan Equity Fund                                              $ 47,000

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The aggregate fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2000 (December 31, 2000 for The Thai Capital Fund) was $0. No such services were performed for any of the Funds.

ALL OTHER FEES

    The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2000 (December 31, 2000 for The Thai Capital Fund) was $0. No such services were performed for any of the Funds. The Audit Committees have considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at March 16, 2001:

                                                                      AMOUNT OF
                                                                      BENEFICIAL     PERCENT OF
FUND                         NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP         CLASS
-------------------------    -------------------------------------    ----------    -------------
The Singapore Fund           First Union Corporation                  1,036,993(1)      11.27%
                             One First Union Center
                             Charlotte, NC 28288-0137
The Japan Equity Fund        First Union Corporation                  1,217,384(2)      11.26%
                             One First Union Center
                             Charlotte, NC 28288-0137

--------------------------
(1) The above information is based on a Schedule 13G filed with the Commission on February 14, 2001, which indicates that First Union Corporation has sole voting and dispositive power with respect to all 1,036,993 shares.

(2) The above information is based on a Schedule 13G filed with the Commission on February 14, 2001, which indicates that First Union Corporation has sole voting and dispositive power with respect to all 1,217,384 shares.

    To the knowledge of The Thai Capital Fund's management, no person owned beneficially more than 5% of such Fund's outstanding shares as of March 16, 2001.

MISCELLANEOUS


    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $4,500 per Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


    It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of any proposal set forth in the Notice of the Meeting for a Fund are not received by June 6, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS


    Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2002 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than January 4, 2002.


    Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,
                                          Judy Runrun Tu
                                          SECRETARY


One Evertrust Plaza
Jersey City, New Jersey 07302
May 4, 2001

                                                                         ANNEX A

                          THE JAPAN EQUITY FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE THAI CAPITAL FUND, INC.
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")
                            AUDIT COMMITTEE CHARTER

OBJECTIVES:

I. The Board of Directors of each Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

    (a) to oversee each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

    (b) to oversee the quality and objectivity of each Fund's financial statements and the independent audit thereof; and

    (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

RESPONSIBILITIES:

I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

    (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

    (b) to meet with the Funds' independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

    (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon each Fund of any changes in accounting principles or practices proposed by management or the auditors;

    (d) to review the fees charged by the auditors for audit and non-audit services;

    (e) to investigate improprieties or suspected improprieties in fund operations;

    (f) to review each Fund's process for monitoring compliance with investment restrictions, applicable laws and regulations, and with the code of ethics;

    (g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    (h) to review this Charter at least annually and recommend any changes to the full Board of Directors.

II. The Audit Committee shall meet on a regular basis, generally twice per year, and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and, as appropriate, with representatives of the investment management company, administrator and other service providers responsible for financial reporting and controls.

III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of each Fund.

                                                                         ANNEX B

                          THE THAI CAPITAL FUND, INC.
                              INVESTMENT CONTRACT
                                  MAY 21, 1990

                               TABLE OF CONTENTS


                                                                                        PAGE
1.                      DEFINITIONS.................................................     B-1
2.                      ESTABLISHMENT OF THE INVESTMENT PLAN........................     B-2
3.                      BASIC OBLIGATIONS AND RIGHTS OF THE THAI MANAGER............     B-3
4.                      ENFORCEMENT BY UNITHOLDER AND THE THAI MANAGER..............     B-5
5.                      UNITS.......................................................     B-5
6.                      CALCULATION OF NET ASSET VALUE..............................     B-5
7.                      INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS..............     B-6
                        DURATION, CHANGES IN MANAGER OR CUSTODIAN, AND
8.                        TERMINATION...............................................     B-6
9.                      ACCOUNTS AND STATEMENTS.....................................     B-8
10.                     DISTRIBUTIONS...............................................     B-9
11.                     PAYMENTS....................................................     B-9
12.                     CURRENCY....................................................     B-9
13.                     INFORMATION AND NOTICES.....................................    B-10
14.                     AMENDMENTS..................................................    B-10
15.                     GOVERNING LAW, JURISDICTION; LANGUAGE AND MISCELLANEOUS.....    B-11
EXHIBIT A...........................................................................    B-13
EXHIBIT B...........................................................................    B-14
EXHIBIT C...........................................................................    B-15

    Investment Contract (the "INVESTMENT CONTRACT") dated as of May 21, 1990 by and among THE MUTUAL FUND COMPANY LIMITED ("MFC"), a Thai limited company, with its principal place of business located at IFCT building, 1770 New Petchburi Road, Bangkok 10310, Thailand, and THE THAI CAPITAL FUND, INC. (the "UNITHOLDER"), a Maryland corporation, with its principal place of business located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


    1.  DEFINITIONS

    In this Investment Contract, the following terms have the following meanings:

    "ADVISORY SECTIONS" means Sections 3.1; 3.3; 3.4; 3.8; Article 8 (other than
Section 8.2(b)(Y)) and Section 8.5, insofar as such Section relates to appointment of liquidators under Thai law; and Article 14 (other than Section 14.1(b)(Y));

    "ASSETS" means all assets and rights held by the Investment Plan during its life, including but not limited to Thai Securities;

    "AUDITORS" has the meaning ascribed thereto in Section 9.4(a);

    "BENEFICIAL CERTIFICATE" has the meaning ascribed thereto in Section 5.2;

    "BOARD OF DIRECTORS" means the Board of Directors of the Unitholder;

    "BOT" means the Bank of Thailand or any successor agency or institution of the Royal Thai Government from time to time authorized by law to supervise mutual funds in Thailand;

    "BUSINESS DAY" means a day on which the SET and the New York Stock Exchange are both open for business;

    "CUSTODIAN" means The Bangkok Bank Limited or its successors or permitted assigns under the Thai Custody Contract;

    "DISTRICT COURT" has the meaning ascribed thereto in Section 15.3;

    "DOLLARS" or "$" or "US $" means U.S. dollars;

    "EFFECTIVE DATE" means the date on which the Registration Statement is first declared effective by the SEC under the United States Securities Act of 1933, as amended;

    "FINANCIAL STATEMENTS" has the meaning ascribed thereto in Section 9.2;

    "FUNDS" means the Investment Plan and the Unitholder, jointly and severally, as if such entities were one entity;

    "INVESTMENT PLAN" means the investment project or Krongkarn known in Thailand as the Thai Capital Fund and established by this Agreement;

    "INVESTMENT COMPANY ACT" means the United States Investment Company Act of 1940, as amended;

    "REGISTRATION STATEMENT" means the Unitholder's registration statement on Form N-2 filed with the SW;

    "SEC" means the United States Securities and Exchange Commission;

    "SECURITIES" means all securities, instruments and rights held by the Investment Plan pursuant to this Investment Contract;

    "SET" has the meaning ascribed thereto in Section 6.2(a);

    "SUPREME COURT" has the meaning ascribed thereto in Section 15.3;

    "THAI CUSTODY CONTRACT" means the Custody Contract among the Unitholder, the Manager and the Custodian in respect of the Investment Plan;

    "THAI MANAGER" means MFC or any successor thereto permitted under Thai law and the U.S. Law;

    "THAI NAV" has the meaning ascribed thereto in Section 6.1;

    "THAI SECURITIES" means all Baht denominated securities and instruments held by the Investment Plan pursuant to this Agreement;

    "UNDERWRITING AGREEMENT" means collectively the Underwriting Agreements in respect of the Unitholder's shares of common stock ($0.01 par value) to be offered in the United States and elsewhere executed on or after the date hereof;

    "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction;

    "UNITHOLDER" means the Thai Capital Fund, Inc., a Maryland corporation;

    "U.S. GAAP" has the meaning ascribed thereto in Section 6.5;

    "U.S. LAW" means applicable United States federal law (including the Internal Revenue Code, Securities Act of 1933, Securities Exchange Act of 1934, Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as from time to time amended) and New York law;

    "U.S. SECTIONS" shall mean the Advisory Sections and Sections 2.1 (with respect to U.S. Law); 2.2; 3.6 (except 3.6(b)); 3.7; Article 4 (with respect to U.S. Law); Section 5.3; Article 6 (with respect to U.S. GAAP and U.S. Law);
Article 7 (except 7(2)); Article 9 (other than Sections 9.1(b) (ii) and 9.3);
Article 10; Section 11.1; Article 12; Section 13.B; and Article 15;

    "VALUATION DATE" has the meaning ascribed thereto in Section 6.1.

    2.  ESTABLISHMENT OF THE INVESTMENT PLAN

    2.1 The Investment Plan is hereby established as a securities investment fund with effect on and from the Effective Date under the laws of the Kingdom of Thailand for the exclusive benefit of the Unitholder. This Investment Contract, together with the exhibits hereto and the relevant provisions of the laws and regulations of the Kingdom of Thailand, and, with respect to the U.S. Sections, U.S. Law alone, shall govern the relationships, which are contractual relationships, between the Thai Manager and the Unitholder.

    2.2 The Unitholder shall be liable for all liabilities incurred by or on behalf of the Investment Plan in accordance with the terms of this Investment Contract, provided, however, that this Section 2.2 shall not operate to enlarge in any way any liabilities incurred by or on behalf of the Investment Plan.

    3.  BASIC OBLIGATIONS AND RIGHTS OF THE THAI MANAGER

    3.1(a) The Thai Manager, as investment manager to the Investment Plan hereby undertakes and agrees, upon the terms and conditions herein set forth in this Investment Contract, to manage the acquisition, holding and disposition of Assets, in accordance with the investment objectives and policies as set forth in or contemplated by this Investment Contract and in accordance with such directions and instructions, if any as are given by the Board of Directors and mutually agreed to by the Thai Manager and the Board of Directors, to pay the permitted expenses of the Investment Plan set forth in Exhibit B hereto and to prepare and make available to the Unitholder information and statistical data in connection therewith.

     (b) The Thai Manager, at its own expense, undertakes and agrees (i) to assist the Funds as they may reasonably request in the conduct of the Funds' business to the extent the conduct of such business involves matters of or relates to Thai law, operation of the Investment Plan or investment of assets of the Investment Plan; (ii) to maintain or cause to be maintained for the Funds all books and records required under Thai law and regulations to the extent that such books and records are not maintained furnished by the Thai Custodian or other agents of the Funds; (iii) to furnish at the Thai Manager's expense for the use of the Funds such office space and facilities the Funds may require for their reasonable needs in Thailand and to furnish at the Thai Manager's expense clerical services in Thailand related to information, statistical and investment work for the benefit of the Funds; and (iv) to pay the reasonable salaries, fees and expenses of such of the Funds' officers and employees (include the Funds' share of Thai payroll taxes) and any fees and expenses of such of the Funds' directors as are directors, officers or employees of the Thai Manager.

     (c) (i) Notwithstanding the foregoing, the Thai Manager shall in discharging its duties under this Section, be entitled to rely on information provided by the Unitholder's administrator and on advice from counsel or accountants for the Unitholder as to compliance with the Unitholder's investment policies or vestment limitations, compliance with the requirements of the Investment Company Act, in compliance with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended, or compliance with any requirement under the rules of the New York Stock Exchange. The Thai Manager shall have access to the Unitholder's counsel and accountants.

        (ii) The Thai Manager shall not be responsible for maintaining the Unitholder's books and records except to the extent it is required under the Investment Advisers Act of 1940 to maintain such records. The Thai Manager will provide the Unitholder's administrator all information in the Thai Manager's possession about or relating to the Fund and necessary for the administrator to comply with the Unitholder's recordkeeping requirements under the Investment Company Act.

    3.2 The Thai Manager agrees to act hereunder in such capacity or capacities as are necessary or appropriate under Thai law, including with respect to the establishment of the Investment Plan pursuant to Section 2.1 hereof. It is expressly agreed that the Thai Manager shall hold legal title to all Assets solely for the account of the Investment Plan for the benefit of the Unitholder and that nothing herein shall constitute the Thai Manager or require it to act as agent, nominee or trustee of the Unitholder with respect to legal title to Thai Securities. The Thai Manager shall hold legal title of Assets separate from its own assets, free and clear of all liens, claims and encumbrances of any party except as provided by this Investment Contract.

    3.3 The Thai Manager shall be entitled to be paid in Baht from the Assets of the Investment Plan, as full compensation for the services rendered and expenses borne by the Thai Manager under the Advisory Sections hereunder, a monthly fee, which accrues weekly and is payable, except as provided below, within five
(5) Bangkok business days of the first day of each month following the day on which such payment is computed, at an annual rate equal to 0.60 percent of the net assets of the Investment Plan. Of the 0.60 percent per annum management fee payable to the Thai Manager, 0.50 percent per annum is for the Thai Manager's investment advisory and asset management services, and 0.10 percent per annum is for the Thai Manager's administrative services. The value of the accrued weekly net assets of the Investment Plan for a month shall be determined as of the close of business in Bangkok on the last SET business day of each week where such last business day falls within one month. Such fee shall be payable from the Investment Plan and shall be computed beginning on the "Closing Date" (as defined in the Underwriting Agreement) until the termination of this Investment Contract for whatever reason. For the purposes of this Investment Contract the net assets of the Investment Plan shall be computed as herein provided.


    3.4 The Thai Manager's services hereunder are not to be deemed exclusive and the Thai Manager is free to render similar services to others.

    3.5 The Thai Manager represents and warrants that it is duly (a) registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and (b) licensed as an investment manager under the Act on the Undertaking of Finance Business, Securities Business and Credit Foncier Business, B.E. 2522 (1979) of Thailand, as amended, and it agrees to use all reasonable efforts to maintain effective its registration, authorization and license, as the case may be, until the termination of this Investment Contract.

    3.6 Neither the Thai Manager nor any affiliate of the Thai Manager shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds for the account of the Investment Plan, except that the Thai Manager or the Thai Manager's affiliates may receive a commission, fee or other remuneration in connection with the sale of securities to or by the Investment Plan, but only to the extent permitted under the Investment Company Act.

    3.7 The Thai Manager may rely on information reasonably believed by the Thai Manager to be accurate and reliable, including without limitation directions or instructions of the Board of Directors pursuant to Section 3.1(a), the information provided by the Unitholder's administrator and advice of the Unitholder's counsel and accountants. Neither the Thai Manager, the Thai Manager's officers, directors, employees, agents or any controlling persons as defined in the Securities Act of 1933 shall be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Funds in the course of connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager's duties or by reason of reckless disregard on the part of the Thai Manager of the Thai Manager's obligations and duties under this Investment Contract.

    3.8 The Thai Manager shall consult with and review information and advice provided to it by Daiwa International Capital Management (H.K.) Limited, and, in the discretion of the Thai Manager, may or may not follow any such advice.

    4.  ENFORCEMENT BY UNITHOLDER AND THE THAI MANAGER

    4.1 The Unitholder shall have the right at all times to enforce against the Thai Manager the obligations of the Thai Manager under this Investment Contract, including but not limited to, the obligation to act for the benefit of the Unitholder.

    4.2 The Thai Manager shall have the right at all times to enforce against the Unitholder the obligations of the Unitholder under this Investment Contract.

    5.  UNITS

    5.1 Units shall be issued to the Unitholder against payment therefor with respect to all transfers of any assets to the Investment Plan. The value of Units shall, upon the initial transfer of any monies to the Investment Plan be $10.00 each, provided, however, that the value of Units shall thereafter be determined in accordance with Article 6 of this Investment Contract.

    5.2 A beneficial certificate (the "Beneficial Certificate") representing one or more Units, in substantially the form of Exhibit A attached hereto, shall be issued to the Unitholder in respect of all Units issued to the Unitholder. The Beneficial Certificate shall be signed and sealed by the authorised representative(s) of the Thai Manager.

    5.3 Units are not transferable. The Thai Manager shall not issue or deliver a Unit or a Beneficial Certificate to any person other than the Unitholder. The Unitholder may not transfer or assign Units or Beneficial Certificate.

    6.  CALCULATION OF NET ASSET VALUE

    6.1 The net asset value of the Assets (the "Thai NAV") at any time shall be the value of the Assets less the liabilities of the Investment Plan at such time. The net asset value of Units at any time following the initial issuance thereof as described in Section 5.1 shall be the Thai NAV divided by the number of Units issued and outstanding as of such time. The Thai NAV shall be calculated by the Thai Manager with the concurrence of the Unitholder's designee at last business day at the close of each week in Bangkok (a "Valuation Date") as well as when required for the issue of Units pursuant to Article 5 hereof. The Thai NAV shall be calculated by reference to the criteria set forth below (and such other criteria as maybe necessary to implement the provisions of the Investment Company Act).

    6.2 The value of Assets held in the Investment Plan shall be determined as follows:

        (a) where the Assets are equity securities listed and traded on the Securities Exchange of Thailand (the "SET") and SET market quotations are readily available, at the last sales price on such exchange on the applicable Valuation Date or, if there is no sale on such exchange on that date, the mean between the last current bid and the asked prices;

        (b) where the Assets are unlisted equity securities, at the mean between current bid and asked prices, if any, or if the same are not available, as determined by the Board of Directors;

        (c) short-term investments having a maturity of 60 days at cost with accrued interest, or discount carried thereon, included in interest receivable;

        (d) other securities as to which market quotations are readily available shall be valued at their market values; and

        (e) all other securities and assets will be taken at fair value in accordance with procedures determined by the Board of Directors.

    6.3 In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines that it is impracticable or inappropriate to determine price in accordance with the above procedures, the price will be determined in such manner as the Board of Directors may prescribe.

    6.4 There shall be made such allowance (if any) as the Board of Directors may consider appropriate in the case of any asset which the Board of Directors considers may not be fully recoverable.

    6.5 For purposes of determining the Thai NAV, liabilities shall include the amount of any fee payable to the Thai Manager hereunder or to the Custodian under the Thai Custody Contract or other fees and expenses payable hereunder from the Assets of the Investment Plan. Other liabilities shall be determined in accordance with United States generally accepted accounting principles ("U.S. GAAP").

    6.6 Notwithstanding anything in this Investment Contract, (a) for purposes of all reporting required under U.S. Law, the "Unitholder's designee" as used in this Article 6 shall be Princeton Administrators,Inc., which shall determine the Thai NAV in Dollars based upon information supplied by the Thai Manager and/or the Custodian, and (b) for purposes of all reporting required under Thai law, the Thai Manager shall determine the Thai NAV in Baht.

    7.  INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

    The investment objective, policies and limitations of the Funds will be as described in Exhibit C subject to revision in accordance with (1) U.S. Law and
(2) Thai law.

    8.  DURATION, CHANGES IN MANAGER OR CUSTODIAN, AND TERMINATION

    8.1 This Investment Contract shall become effective on the Effective Date hereof. This Investment Contract, other than the Advisory Sections hereof, shall continue in effect, if not continued in accordance with applicable U.S. Law and Thai law, until the twenty-fifth anniversary of the Effective Date or until terminated in accordance with Section 8.4. The Advisory Sections shall continue in effect, if not continued in accordance with applicable U.S. Law as further provided below, until two years from the date hereof. If not sooner terminated, the Advisory Sections shall continue in effect for successive periods of 12 months each thereafter; provided that each such continuance shall be specifically approved annually by the vote of a majority of the Board of Directors who are not parties to this Investment Contract or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and
(a) either the vote of a majority of the outstanding voting securities of the Unitholder, or (b) a majority of the Board of Directors as a whole.

    8.2 Notwithstanding anything in this Agreement to the contrary, the Advisory Sections may be terminated at any time by the Unitholder without the payment of any penalty upon a vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Unitholder on 60 days' written notice to the Investment Manager. The Advisory Sections shall automatically terminate
(a) in the event of assignment of this Investment Contract (as such term is defined in the Investment Company Act); (b) the suspension or revocation of the Thai Manager's license or status to act as Thai Manager to the Investment Plan or investment adviser to the Unitholder, under (X) Thai law, or (Y) U.S. Law, as the case may be. Any notice shall be deemed given when received by the addressee.

    8.3 Upon termination of the Advisory Sections, except as provided by
Section 8.4 hereof, the Unitholder shall, in accordance with (a) U.S. Law, and
(b) Thai law, provide for a successor manager approved by the Bank of Thailand within three months to execute, as investment manager under an agreement in substance similar to the Advisory Sections of this Investment Contract (which may be evidenced by an agreement to become party to all provisions of this Investment Contract) with all such changes, however, as the parties thereto shall agree upon.

    8.4 This Investment Contract, including the Advisory Sections, shall terminate if:

        (a) There is any transfer, assignment or other disposition of any of the Unitholder's interest in the Investment Plan, or any delivery of a Unit or Beneficial Certificate to any person other than the Unitholder;

        (b) The Thai Manager notifies the Unitholder in writing that due to a change in Thai law, in its opinion further operation of the Investment Plan in accordance with this Investment Contract is illegal or infeasible having regard solely to the interests of the Unitholder;

        (c) There has been a suspension of trading for more than 1 day on the Securities Exchange of Thailand; the declaration by Thailand authorities of a banking moratorium; or any war, blockade, embargo, insurrection or armed conflict or escalation of any thereof involving Thailand or the United States, if in any such case the Board of Directors determines that termination is in the best interests of Unitholder;

        (d) Termination of the Custodian's appointment pursuant to the Thai Custody Contract if no successor custodian approved by the Bank of Thailand is appointed thereunder or otherwise;

        (e) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Unitholder or the Thai Manager in any involuntary case under any applicable bankruptcy; insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Thai Manager, as the case may be or for any substantial part of the property thereof or order the winding-up or liquidation of the affairs thereof;

        (f) The Unitholder or the Thai Manager shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Unitholder or the Thai Manager, as the case may be, or for any substantial part of the property thereof, or shall make any general assignment for the property thereof, or shall make any general assignment for the benefit of creditors thereof, or shall fail generally to pay its debts as they become due; or

        (g) Upon the termination of the Advisory Sections if no successor investment manager is appointed pursuant to Section 8.3; or

        (h) At the discretion of the Unitholder, the Thai Manager and the Board of Directors are unable to reach an agreement regarding any instructions or directions given by the Board of Directors to the Thai Manager as provided in Section 3.1(a).

    8.5 Upon termination of this Investment Contract pursuant to Section 8.4, the Investment Plan will be liquidated by a liquidator appointed by the Thai Manager and agreed to by the Board of Directors, which appointment will be subject to the approval of the BOT. Such liquidation will in an orderly manner dispose of Thai Securities which are restricted as to foreign ownership or which otherwise are not capable of transfer to the Unitholder and remit the proceeds thereof to the Unitholder and, unless directed by the Board of Directors otherwise, cause all other Assets of the Investment Plan to be registered in the name of Unitholder, subject to compliance with Thai law. To the extent that the Unitholder does not take action in respect of Sections 5.3 and 8.4(a), (e) and
(f) hereof, the Thai Manager will take all actions necessary to effectuate such Sections and this Section 8.5.

    8.6 This Investment Contract may not be transferred, assigned, sold or in any matter hypothecated or pledged by any party hereto other than as permitted by Article 8 hereof.

    8.7 As used in this Investment Contract, the phrase "majority of the outstanding voting securities of the Unitholder" shall mean the affirmative vote of the holders of a majority of the outstanding voting securities of the Unitholder.

    9.  ACCOUNTS AND STATEMENTS

    9.1 The Thai Manager shall maintain in its principal office in Bangkok sufficient accounts and records to enable a complete and accurate view to be formed by the Unitholder or its designee of the Assets and liabilities and the income and expenditures of the Investment Plan. Such accounts shall be kept in form necessary in order to prepare financial statements (i) pursuant to U.S. GAAP and, (ii) in addition may be kept in such form and language required by the BOT.

    9.2 The Unitholder or its designee shall prepare Financial Statements of the Funds for successive accounting periods, each accounting period commencing immediately after the end of the last preceding such accounting period (or in the case of the first such period from the date of establishment of the Funds) and ending on December 31 in each year (the first such date being December 31, 1990) (the "Financial Statements") and shall also prepare such Financial Statements as of and for the monthly periods ending on the last day of each calendar month (which monthly reports shall be prepared within ten business days after the end of each month), in each case in U.S. dollars on the basis of U.S. GAAP on the respective forms and containing the information for the time being required by the SEC and the New York Stock Exchange.

    9.3 The Thai Manager shall prepare Financial Statements of the Investment Plan in the manner required by Thai law and shall make or cause to be made all reports, publications, notices and filings with respect to the Investment Plan required by Thai law.

    9.4 The Thai Manager and the Unitholder shall:

        (a) cause the Financial Statements to be audited in accordance with U.S. GAAP by an internationally recognized accountancy firm authorized under the laws of the Kingdom of Thailand and the regulations of the BOT (the "Auditors"). The initial Auditors shall be Price Waterhouse. The Thai Manager shall be entitled, with the prior written approval of the Board of

    Directors or the shareholders of the Unitholder, to remove any person or firm of Auditors and appoint another internationally recognized accountancy firm to be the Auditors. The Thai Manager shall ensure that at all times there are such Auditors for the Investment Plan;

        (b) submit the Financial Statements together with the Auditors' report and such report as the Thai Manager may intend to make to the Unitholder thereon to the Unitholder and the BOT; and

        (c) comply with such requirements as the SEC or BOT may make with respect to such statements and report.

    9.5 FORM OF AUDITOR'S REPORTS. The Auditors' report on the Financial Statements of the Investment Plan shall be in the form required under Thai law and the SEC and the New York Stock Exchange and prepared in accordance with U.S. GAAP, The Thai Manager shall sign all Financial Statements of the Investment Plan, if requested to do so by the Board of Directors.

    10.  DISTRIBUTIONS

    10.1 The Investment Plan will distribute to the Unitholder, at least once each year (on such dates as is determined by the Board of Directors), all or part of the net profit of the Investment Plan for such year. For this purpose, the net profits of the Investment Plan will be calculated in Baht and will include dividends and interest paid with respect to securities, interest on bank deposits, net capital gains from the sale of securities and any other income arising from the Investment Plan's operations, less all expenses of the Investment Plan. Except with respect to payment of expenses as may be further provided in Section 10.2, the Investment Plan shall not make any distribution to Unitholder except out of current net profits or accumulated prior years' net profits not previously distributed, or otherwise as may be declared in accordance with the direction of the Board of Directors.

    10.2 Costs and expenses are payable and distributable out of the assets of the Investment Plan when and as provided in this Investment Contract.

    11.  PAYMENTS

    11.1 Any expenses payable to the Thai Manager or others by the Investment Plan shall be paid, upon order of the Unitholder in the manner as instructed by the Unitholder or a person designated by the Unitholder, provided that the payment by the Thai Manager of expenses directly incurred in connection with the purchase and sale of Securities (i.e., brokerage fees and commissions, transfer and stamp taxes) shall not require the prior order of the Unitholder.

    11.2 All payments from the Investment Plan to be made in currencies other than Baht are subject to Thai law including the Exchange Control law and regulations thereunder.

    12.  CURRENCY

    Except as otherwise provided in this Investment Contract, the accounts and records of the Investment Plan, payments into the Investment Plan and payments out of the Investment Plan shall be made in Baht. Distributions from the Investment Plan shall be calculated in Baht and then converted into Dollars on the date of the making of the distribution. The Financial Statements of the

Funds shall be prepared in Dollars, provided, however, that Financial Statements may also be prepared as provided in Section 9.3 hereof. Currency exchange rates between Baht and Dollars for purposes of the Investment Plan's accounts and records shall be determined by the Unitholder or its designee.

    13.  INFORMATION AND NOTICES

    13.1 DOCUMENTS TO BE MADE AVAILABLE; OFFICES

    There shall be held available by the Thai Manager for inspection by any person without charge at the principal office of the Thai Manager in Bangkok at all reasonable business hours copies of:

        (a) this Investment Contract as from time to time amended;

        (b) the most current sales prospectus related to shares of the Unitholder;

        (c) all filings made by the Unitholder with the SEC (including financial statements) for the two latest fiscal years of the Unitholder or (if less) for all periods since the establishment of the Unitholder; and

        (d) The Thai Manager shall at all times maintain an office or offices in Bangkok and shall notify the Unitholder in the manner prescribed by
    Section 13.B below of any change in the address of its principal office in Bangkok.

    13.2 NOTICES

    Except as otherwise provided herein, all notices or other communications to the respective parties hereto shall be deemed to have been duly made when delivered by airmail, fax, telex or personal delivery at its address specified below or to such other address as any of the parties hereto may hereafter specify to the other in writing.


       For the Manager:
       The Mutual Fund Company Limited
       IFCT Building
       1770 New Petchburi Road
       Bangkok 10310, Thailand
       For the Unitholder:
       The Thai Capital Fund, Inc.
       800 Scudders Mill Road
       Plainsboro, New Jersey 08536


    14.  AMENDMENTS

    14.1 This Investment Contract shall be capable of amendment only (a) with the prior mutual agreement of the Unitholder (which, in the case of the Advisory Sections, shall be obtained in accordance with U.S. Law) and the Thai Manager, and (b) subject to (X) applicable U.S. Law and (Y) applicable Thai law, including approval of the BOT.

    14.2 Sections 5.3 and 8.4(a), (e) and (f) hereof, in addition to the requirements of Section 15.1, may not be amended without the consent of two-thirds of the outstanding voting securities of the Unitholder.

    15.  GOVERNING LAW, JURISDICTION; LANGUAGE AND MISCELLANEOUS

    15.1 This Investment Contract and the Beneficial Certificate shall be governed by and construed in accordance with the laws of the Kingdom of Thailand, provided, however, that all U.S. Sections and all matters arising out of or relating thereto, or as to whether a provision is part of U.S. Sections, shall be governed by U.S. Law.

    15.2 The parties irrevocably agree that any suit, action or proceeding against the Unitholder arising out of or relating to this Investment Contract shall be subject to the non-exclusive jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and irrevocably submit to the jurisdiction of each such Court in connection with any such suit, action or proceeding. The parties waive any objection to the laying of venue of any such suit, action or proceeding in either such Court, and waive any claim that such suit, action or proceeding has been brought in an inconvenient forum. The parties irrevocably consent to service of process in connection with any such suit, action or proceeding by prepaid mail at their respective addresses as set forth in this Investment Contract.

    15.3 The parties further agree that any suit, action or proceeding against the Thai Manager arising out of or relating to this Investment Contract may, at the sole and unreviewable option of the Unitholder, be commenced in the jurisdictions either (i) of the courts of the Kingdom of Thailand or (ii) of the United States District Court for the Southern District of New York (the "District Court") or the Supreme Court of the State of New York, New York County (the "Supreme Court"). In the event the Unitholder exercises its option to commence a suit, action or proceeding in either the District Court or the Supreme Court, the Thai Manager irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding, and the Thai Manager further agrees that, in the event the District Court, for whatever reason, declines to exercise or is determined not to have jurisdiction in connection with any such suit, action or proceeding, the Unitholder may commence a subsequent such suit, action or proceeding in the Supreme Court, and the Thai Manager irrevocably submits to the jurisdiction of the Supreme Court in connection with, any such subsequent suit, action or proceeding. The Thai Manager waives any object to the laying of venue of any such suit, action or proceeding in the District Court or the Supreme Court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. The Thai Manager irrevocably consents to service of process in connection with any such suit, action or proceeding by prepaid mail at its address as set forth in this Investment Contract.

    15.4 To the extent that the Thai Manager or Unitholder may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Investment Contract, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Investment Contract and/or to the extent that in such jurisdiction there may be attributed to the Thai Manager or the Unitholder such an immunity (whether or not claimed), the Thai Manager and the Unitholder, as the case may be, hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including, without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.

    15.5 The governing language of this Investment Contract shall be English.

    15.6 The headings contained in this Investment Contract are for reference only and shall not be deemed to limit or affect any of the provisions hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above written.

                                          THE MUTUAL FUND COMPANY LIMITED

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          THE THAI CAPITAL FUND, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                              FORM OF CERTIFICATE
                           BENEFICIAL CERTIFICATE OF
                       THE THAI CAPITAL FUND PURSUANT TO
                              INVESTMENT CONTRACT

             dated as of             , 1990 (the "Investment Contract")

    Unitholder: The Thai Capital Fund, Inc., a Maryland Corporation.

    Issue Date of Units:

    Issue Date of Certificate:

    Total Number of Units represented hereby:

    Per Unit Value:

    Time and Place of Payment: As described in the Investment Contract.

    Remuneration and other fees: As described in the Investment Contract.

    Redemption: Only as specifically permitted in the Investment Contract.

    Calculation of Net Asset Value: As described in the Investment Contract

    Duration of the Investment Plan: As described in the Investment Contract.

    Notices: As described in the Investment Contract.

    Pursuant to the Investment Contract which establishes the Investment Plan, The Mutual Fund Company Limited, as Thai Manager, issues this Beneficial Certificate subject to all of the terms of the Investment Contract.

THE MUTUAL FUND COMPANY LIMITED

By:
     ------------------------------

     Name:
     Title:

     Seal of The Mutual Fund
     Company Limited (SEAL)

     This Certificate and the
     interests represented hereby
     are nontransferable and may
     not be held by persons other
     than The Thai Capital
     Fund, Inc. This Certificate
     and the interests represent-
     ed hereby are in all respects
     governed by, and subject to,
     the Investment Contract.

                                   * * * * * * *

                                                                       EXHIBIT B

                   PERMITTED EXPENSES OF THE INVESTMENT PLAN

    The expenses which the Thai Manager is required and authorized to pay out of the Assets of the Investment Plan in accordance with Section 3.1 of Article 3 are required to be properly vouched and verified by the auditor of the Investment Plan and consist of (only):

1. Any expenses properly incurred in the publication of the prospectus of the Investment Plan;

2. The reasonable costs of printing beneficial certificates representing units in the Investment Plan;

3. All expenses properly incurred in preparing for the publication in newspapers of notices required by Thai and other laws;

4. All stamp duties, brokerage fees and other expenses properly incurred in acquiring and disposing of Assets;

5. All expenses properly incurred in making distributions of income and/or capital to the Unitholder;

6.  Audit fees for the Investment Plan;

7.  The fees of the Custodian;

8. Taxes properly payable in relation to income, profits or gains of the Investment Plan (but not other taxation suffered by the Thai Manager);

9. Interest and other bank charges properly incurred for the account of the Investment Plan;

10. The fees of any adviser to the Investment Plan whose appointment and remuneration have been approved in accordance with applicable law;

11. Travelling and out-of-pocket expenses reasonably incurred by the Thai Manager's representatives attending meetings outside Thailand, which meetings have been authorized by the Board of Directors or its designee;

12. International communication costs reasonably incurred by the Thai Manager;

13. Expenses incurred in preparing and distributing reports contemplated by this Investment Contract;

14. Such other expenses as the Board of Directors may approve; and

15. Any amount necessary to indemnify the Thai Manager against any action, proceeding, claims costs, demands and expenses which may be brought against, suffered or incurred by the Thai Manager (other than with respect to any action, proceeding, claim or demand or on behalf of the Unitholder) in connection with the performance or non-performance in good faith of its functions under this Agreement except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager's duties or by reckless disregard on the part of the Thai Manager of the Thai Manager's obligation and duties under the Investment Contract as shall arise by reason of the fraud, negligence or willful default of the Thai Manager or its officers, servants or delegates.

                                *  *  *  *  *  *  *

                                                                       EXHIBIT C

                       INVESTMENT OBJECTIVE AND POLICIES
                                      AND
                             INVESTMENT LIMITATIONS
                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is long-term capital appreciation which it seeks through investment primarily in equity securities of Thai companies. "Equity securities of Thai companies" is defined as ordinary shares, preferred shares, warrants and convertible debentures or other convertible debt securities of companies: (i) traded principally on a stock exchange in Thailand or in the over-the-counter market in Thailand; (ii) that derive 50% or more of their total revenue from goods produced, sales made or services performed in Thailand; or
(iii) that are organized under the laws of Thailand but not listed or traded on a stock exchange (provided that any such company is not a startup and intends to seek a listing on the SET or other organized stock exchange within a reasonable period (i.e., one to three years) of the date of such investment). This objective may not be changed without the approval of the BOT and without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. There is no assurance that the Fund will achieve its investment objective.

    It is anticipated that under normal circumstances, after the net proceeds of this offering have been invested under the Investment Plan, at least 75% of the Fund's total assets will be invested in equity securities of Thai companies. The remainder of the Fund's assets, under normal circumstances, generally will be invested, to the extent held under the Investment Plan, in Baht bank deposits, short-term debt obligations issued or guaranteed by the Thai government and other short-term Bahtdenominated securities, including short- term money market instruments, and, to the extent held outside the Investment Plan, in U.S. Dollar bank deposits or U.S. Dollar short-term money market instruments held outside of Thailand. The purposes of these investments are to provide the Fund with appropriate liquidity to take advantage of market opportunities and meet cash needs. After its initial investment period, the Fund intends to be substantially invested through the Investment Plan in equity securities of Thai companies, but it may hold up to ten percent of its assets outside the Investment Plan to pay expenses incurred by the Fund in the United States and as a reserve for dividends and other distributions to shareholders. Investments in Thai money market instruments may include short-term Thai government obligations and Baht-denominated commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Investments in U.S. Dollar money market instruments may include U.S. Treasury bills and notes, commercial paper, bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits. Thai government approval of the Investment Plan is subject to the requirement that, except during the first year of operation of the Investment Plan and except with special permission thereafter, none of the Investment Plan's net assets be invested in non-Thai and non-Baht securities and instruments.

    There is currently no rating system for debt securities in Thailand. However, the Fund intends to invest only in debt securities of companies that the Thai Manager believes to be of high quality.

    Of that portion of the Fund's assets invested in equity securities of Thai companies, it is anticipated that at least 75% will be in securities listed on the SET. The Fund does not intend to emphasize the larger capitalization issues when investing in securities listed on the SET. The balance of its equity investments will be in unlisted securities, including securities that are traded in the Thai over-the-counter market and securities of companies that have applied to be listed on the SET. The Fund may also invest in securities of unlisted companies in the later stages of development that have indicated that they intend to seek (and have reasonable prospects of obtaining) a listing on the set or other organized exchange, generally within one to three years. The Fund will not invest in start-up companies. The Fund intends to invest its assets over a broad spectrum of industries comprising the Thai economy, including, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical/electronics, finance, food, textiles, glass, rubber, pulp and paper, metal products and machinery; retailing and tourism. In selecting industries and companies for investment, the Thai Manager will consider overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors.

    For temporary defensive purposes, e.g., during periods in which changes in the Thai securities markets, other economic conditions or political conditions in Thailand warrant, the Fund may invest, without limit, in high quality debt instruments, such as Thai government securities, or hold cash. The Fund may also at any time invest its assets held outside of the Investment Plan in U.S. Dollar money market instruments to pay Fund expenses in the United States and as reserves for dividends and other distributions to shareholders and in response to unforeseen circumstances.

    The Fund's policy is to purchase and hold securities for long-term capital appreciation and not to trade in securities for short-term gain, although volatility of the Thai securities market may make it necessary to engage in some short-term trading in order to preserve investment gains. The Fund's annual portfolio turnover rate is not expected to exceed 50%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when management of the Fund deems it appropriate to purchase or sell securities for the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding money market instruments.

INVESTMENT LIMITATIONS

    The following investment limitations are fundamental policies of the Fund and may not be changed without the express approval of the BOT and without the approval of the holders of a majority of the Fund's outstanding voting securities as defined above under "Investment Objective and Policies." If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of Thai securities held by the Fund subscription rights to purchase securities of that Thai issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer (or that issuer's industry) would otherwise exceed the limits set forth below (or would, as result of such exercise, exceed those limits), it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many shares of the same class and value as it would receive on exercise of such rights.

    The Fund, through the Investment Plan or otherwise, is not permitted to:

(1) Purchase securities on margin, except as set forth in paragraph (3) below.

(2) Make short sales of securities or maintain a short position in any security.

(3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph (3) or any other investment restrictions.

(4) Buy and sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5) Make loans, except through the purchase of debt securities consistent with its investment objective and policies.

(6) Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(7) Make any investment for the purpose of exercising control or management.

(8) Be operated in breach of Thai laws or the provisions of the Investment Contract.

    Additional Restrictions Imposed by U.S. and Thai Law.

    The Fund is not subject to diversification requirements under the 1940 Act. However, the Fund, and the Investment Plan, are subject to the following requirements. The Fund and the Investment Plan are not permitted to:

(1) Invest 25% or more of its assets in a single industry. (For this purpose, the Thai Government and its agencies or instrumentalities will be considered an industry).

(2) Purchase or hold (i) more than 15% of the total number of shares outstanding of any Thai limited company, or (ii) more than 15% of all of the outstanding debentures of any Thai limited company, or (iii) invest more than 15% of the value of the Investment Plan in the securities of any single Thai limited company.

(3) Purchase or hold promissory notes issued by a Thai credit foncier company if the value thereof would exceed 5% of the Investment Plan's assets.

(4) Purchase or hold promissory notes issued by a Thai credit foncier company if the total value of promissory notes issued by all Thai finance companies would exceed 10% of the Investment Plan's assets.

    The Fund is also subject to certain requirements under the U.S. Internal Revenue Code of 1986 (as amended with respect to its qualification as a regulated investment company requirements). Pursuant to the 1940 Act, the Fund may not invest in securities of Thai companies engaged in the securities business. The Fund intends to file with the Commission a request for an exemptive order permitting the Fund to invest in securities of certain Thai securities companies; however, there is no assurance that such relief will be granted. The Fund believes that securities of Thai companies engaged in the securities business represent a significant industry group within the Thai securities market. If the requested exemptive relief is not granted, the Fund may be adversely affected. To the extent that requirements under Thai law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments, directly or through the Investment Plan, in accordance with such changed law.

                                *  *  *  *  *  *  *

                                                                SKU# TCFCM-PS-01
                                                                SKU# SGFCM-PS-01

                            THE SINGAPORE FUND, INC.

      C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, JERSEY CITY,
                                NEW JERSEY 07302

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 6, 2001

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 6, 2001 at 11:15 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.


The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 4, 2001.


--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
           PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

------------------------------------   -----------------------------------------

------------------------------------   -----------------------------------------

------------------------------------   -----------------------------------------

-------
          PLEASE MARK VOTES
  /X/     AS IN THIS EXAMPLE
-------

----------------------------------------------
        THE SINGAPORE FUND, INC.                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW.
----------------------------------------------
                                                 1.  To elect Directors of the Fund.  NOMINEES:

                                                                                                 For All      With-      For All
                                                                                                Nominees      hold       Except
                                                     Class I:      (01) David G. Harmer          /   /        /   /        /   /
                                                                   (02) Oren G. Shaffer          /   /        /   /        /   /
                                                     Class II:     (03) Martin J. Gruber         /   /        /   /        /   /


                                                     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the
                                                     "For All Except" box and strike a line through the name of the nominee in the list above.

                                    -----------
Please be sure to sign and                 Date
date this Proxy Card.
-----------------------------------------------


                                                     Mark box at right if an address change or comment has been noted      /   /
Stockholder sign here     Co-owner sign here         on the reverse side of this proxy card.
------------------------------------------------